                                                                    EXHIBIT 99.4

DEBTOR: CAPE MAY LIGHT, L.L.C.                      CASE NUMBER:  01-10961 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached April Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ NICHOLAS J. DAVISON
----------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: CAPE MAY LIGHT, L.L.C.                      CASE NUMBER:  01-10961 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to April Monthly Operating Report

   22-May-02              Summary Of Bank,Investment & Petty Cash Accounts         Attachment 1
    2:52 PM                             Cape May Light, L.L.C.
Summary                                 Case No: 01-10961 (EIK)                    UNAUDITED
Cape May Light, LLC                    For Month Of April, 2002


                                                  Balances
                                       -------------------------------        Receipts &             Bank
                                           Opening          Closing          Disbursements         Statements            Account
Account                                 As Of 4/01/02    As Of 4/30/02        Included              Included            Reconciled
-------                                 -------------    -------------        --------              --------            ----------
American Classic Voyages Co.                  0.00             0.00           No -                  No -                No -
Bank of America                                                               Account               Account             Account
Account # - 0030 6982 7205                                                    Closed                Closed              Closed

Cape May Light Escrow                   785,839.00       785,839.00           No - Account Is       No - Account Is     No
US Dept of Transportation                                                     Under Control         Under Control
Maritime Administration                                                       Of Maritime           Of Maritime
                                                                              Administration        Administration -
                                                                                                    No Statements

American Classic Voyages Co.                  0.00             0.00           No -                  No -                No -
Bank of America                                                               Account               Account             Account
Account # - 0041 6103 2379                                                    Closed                Closed              Closed

Cape May Light                                0.00             0.00           No -                  No - Not            No -
Petty Cash                                                                    No Activity           A Bank              No Activity
                                                                                                    Account

  22-May-02                      Receipts & Disbursements          Attachment 2
   2:56 PM                        Cape May Light, L.L.C.
Summary                          Case No: 01-10961 (EIK)
Cape May Light, LLC              For Month Of April, 2002
Attach 2

         No Receipts Or Disbursements Due To No Bank Activity Or Investment Accounts

  22-May-02             Concentration & Investment Account Statements                Attachment 3
   2:54 PM                        Cape May Light, L.L.C.
Summary                          Case No: 01-10961 (EIK)
Cape May Light, LLC              For Month Of April, 2002
Attach 3


               No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 22-MAY-02 13:32:00
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: APR-02

currency USD
Company=31 (CAPE MAY LIGHT)
                                                     PTD-Actual
                                                      30-Apr-02
                                                  -----------------
Revenue
Gross Revenue                                                  0.00
Allowances                                                     0.00
                                                  -----------------
Net Revenue                                                    0.00

Operating Expenses
Air                                                            0.00
Hotel                                                          0.00
Commissions                                                    0.00
Onboard Expenses                                           4,880.00
Passenger Expenses                                           179.07
Vessel Expenses                                              161.15
Layup/Drydock Expense                                          0.00
Vessel Insurance                                          20,872.97
                                                  -----------------
Total Operating Expenses                                  26,093.19

                                                  -----------------
Gross Profit                                             (26,093.19)

SG&A Expenses
General and Admin Expenses                                   325.00
Sales & Marketing                                              0.00
Start-Up Costs                                                 0.00
                                                  -----------------
Total SG&A Expenses                                          325.00

                                                  -----------------
EBITDA                                                   (26,418.19)

Depreciation                                                   0.00

                                                  -----------------
Operating Income                                         (26,418.19)

Other Expense/(Income)
Interest Income                                                0.00
Interest Expense                                           8,724.01
Equity in Earnings for Sub                                     0.00
Reorganization expenses                                        0.00
                                                  -----------------
Total Other Expense/(Income)                               8,724.01

                                                  -----------------
Net Pretax Income/(Loss)                                 (35,142.20)

Income Tax Expense                                             0.00

                                                  -----------------
Net Income/(Loss)                                        (35,142.20)
                                                  =================

AMCV US SET OF BOOKS                                  Date: 22-MAY-02 13:32:57
BALANCE SHEET - ATTACHMENT 5                          Page:   1
Current Period: APR-02

currency USD
Company=31 (CAPE MAY LIGHT)
                                                 YTD-Actual            YTD-Actual
                                                  30-Apr-02            22-Oct-01
                                             ------------------   -------------------
ASSETS

Cash and Equivalent                                        0.00             29,003.54

Restricted Cash                                      785,839.00            785,839.00

Accounts Receivable                                    6,235.46             15,651.15

Inventories                                          720,354.12            750,424.74

Prepaid Expenses                                           0.00             71,343.83

Other Current Assets                                       0.00                  0.00

                                             ------------------   -------------------
Total Current Assets                               1,512,428.58          1,652,262.26


Fixed Assets                                      42,083,338.72         42,033,338.72

Accumulated Depreciation                            (550,825.00)          (550,825.00)

                                             ------------------   -------------------
Net Fixed Assets                                  41,532,513.72         41,482,513.72


Net Goodwill                                               0.00                  0.00

Intercompany Due To/From                         (12,512,524.14)       (12,278,102.19)

Net Deferred Financing Fees                        2,503,790.96          2,559,333.82

Net Investment in Subsidiaries                             0.00                  0.00

                                             ------------------   -------------------
Total Other Assets                               (10,008,733.18)        (9,718,768.37)

                                             ------------------   -------------------
Total Assets                                      33,036,209.12         33,416,007.61
                                             ==================   ===================

AMCV US SET OF BOOKS                                    Date: 22-MAY-02 13:32:57
BALANCE SHEET - ATTACHMENT 5                            Page:   2
Current Period: APR-02

currency USD
Company=31 (CAPE MAY LIGHT)
                                                 YTD-Actual            YTD-Actual
                                                  30-Apr-02            22-Oct-01
                                             ------------------   -------------------
LIABILITIES

Accounts Payable                                         324.10             18,286.96

Accrued Liabilities                                  449,623.28            454,710.16

Deposits                                                   0.00                  0.00

                                             ------------------   -------------------
Total Current Liabilities                            449,947.38            472,997.12


Long Term Debt                                             0.00                  0.00

Other Long Term Liabilities                                0.00                  0.00

                                             ------------------   -------------------
Total Liabilities                                    449,947.38            472,997.12


Liabilities Subject to Compromise                 39,927,754.81         39,937,580.57


OWNER'S EQUITY

Common Stock                                               0.00                  0.00

Add'l Paid In Capital                                      0.00                  0.00

Current Net Income (Loss)                           (251,412.09)        (2,857,115.19)

Retained Earnings                                 (7,090,080.98)        (4,137,454.89)

                                             ------------------   -------------------
Total Owner's Equity                              (7,341,493.07)        (6,994,570.08)

                                             ------------------   -------------------
Total Liabilities & Equity                        33,036,209.12         33,416,007.61
                                             ==================   ===================

Debtor: Cape May Light, L.L.C.                      Case Number:  01-10961 (JCA)

                                  ATTACHMENT 6
                    Summary List of Due To/Due From Accounts
                       For the Month Ended April 30, 2002


                                                                BEGINNING                                               ENDING
AFFILIATE NAME                              CASE NUMBER          BALANCE            DEBITS           CREDITS            BALANCE
American Classic Voyages Co.                  01-10954           657,659.57          228.50            444.18           657,443.89
AMCV Cruise Operations, Inc.                  01-10967        (8,053,197.23)              -         66,429.61        (8,119,626.84)
The Delta Queen Steamboat Co.                 01-10970         8,431,118.53               -                 -         8,431,118.53
DQSB II, Inc.                                 01-10974               (82.74)              -                 -               (82.74)
Great AQ Steamboat, L.L.C.                    01-10960         1,640,241.44               -                 -         1,640,241.44
Great Pacific NW Cruise Line, L.L.C.          01-10977            (5,380.67)              -                 -            (5,380.67)
Great River Cruise Line, L.L.C.               01-10963           (33,543.95)              -                 -           (33,543.95)
Great Ocean Cruise Line, L.L.C.               01-10959            (1,844.01)              -                 -            (1,844.01)
Cruise America Travel, Incorporated           01-10966        (1,054,561.24)              -                 -        (1,054,561.24)
Delta Queen Coastal Voyages, L.L.C.           01-10964           216,175.95        8,307.53          4,560.18           219,923.30
Cape Cod Light, L.L.C.                        01-10962            (8,675.31)              -                 -            (8,675.31)
Project America, Inc.                         N/A                (57,268.50)              -                 -           (57,268.50)
Oceanic Ship Co.                              N/A                 13,839.73               -                 -            13,839.73
Project America Ship II, Inc.                 N/A                412,316.64               -                 -           412,316.64
Ocean Development Co.                         01-10972       (14,604,239.22)              -                 -       (14,604,239.22)
Great Hawaiian Cruise Line, Inc.              01-10975                    -               -          8,411.75            (8,411.75)
Great Hawaiian Properties Corporation         01-10971             4,188.00               -                 -             4,188.00
CAT II, Inc.                                  01-10968             2,038.56               -                 -             2,038.56
                                                             ----------------------------------------------------------------------
                                                             (12,441,214.45)       8,536.03         79,845.72       (12,512,524.14)
                                                             ======================================================================

CAPE MAY LIGHT, L.L.C.                                 CASE #:   01-10961 (EIK)


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING







DETAIL:                                      0-30 DAYS       31-60 DAYS          61-90 DAYS       91+ DAYS         TOTAL

Paymentech Credit Card Processor                                                                   6235.46         6235.46
American Express Credit Card Processor                                                                                   0
Discover Credit Card Processor                                                                                           0
Diners Credit Card Processor                                                                                             0
Travel Agents                                                                                                            0

Total                                              0               0                   0           6235.46         6235.46


                                                                 ATTACHMENT # 7

                                 CAPE MAY LIGHT
                                AP-STEAMER CHECKS

                               31-000-221300-00000

                                    APRIL-02

OUTSTANDING CHECKS:
                    1091 Multi-Marques                                50.00
                    1162 K. McKnight-McRae's                         100.00
                    1166 K. McKnight-Gordon's                        100.00
                    1192 Donald Vivier-Capitol One                    40.00
                    1195 Donald Vivier-Retailer Nat. Bank             20.00
                    1200 Joycelyn Owens-grats paid out                14.10

                    Total per G/L:                                   324.10
                                                                  =========



                                 ATTACHMENT # 8

DEBTOR:  CAPE MAY LIGHT, L.L.C.                     CASE NUMBER:  01-10961 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO APRIL MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. An evaluation of fuel inventory pricing has been performed and carrying values have been adjusted accordingly. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.


2. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. The Debtor ceased operating its primary asset, the Cape May Light, on October 22, 2001. In connection therewith, the Debtor ceased accruing for its next scheduled lay-up, ceased recording depreciation, and has not adjusted related lay-up accrual or asset values pending the outcome of Chapter 11 proceedings.

4. Restricted cash represents escrowed proceeds from debt issued to finance the construction of the Cape May Light. The debt is guaranteed by, and the restricted

DEBTOR:  CAPE MAY LIGHT, L.L.C.                     CASE NUMBER:  01-10961 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO APRIL MONTHLY OPERATING REPORT

         cash is controlled by, the U.S. Maritime Administration. This account was last reconciled on October 22, 2001. The trustee has not provided to the Debtor additional information needed to reconcile the account since that date.

5.       Prepaid expenses that have expired have been written-off.

6. A settlement payment to the shipbuilder, AMI, was added to the construction in process balance pending the outcome of Chapter 11 proceedings.